UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALPS ETF TRUST

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ALPS ETF Trust

RiverFront Strategic Income Fund

(the “Fund”)

April 15, 2026

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders of the RiverFront Strategic Income Fund (the “Fund”), a series of the ALPS ETF Trust (the “Trust”).

We are asking for your vote on an important matter affecting your investment in the RiverFront Strategic Income Fund (the “Fund”), a series of the ALPS ETF Trust (the “Trust”). The Trust will hold a special shareholder meeting (the “Meeting”) as a virtual conference call meeting, at which no one will be allowed to attend in person, on Wednesday, April 29, 2026. We are asking you and all other shareholders (the “Shareholders”) to consider and vote on the important matter described below.

Shareholders of the Fund are being asked to approve an amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc. (“AAI”), the Fund’s investment adviser, to increase the investment advisory fee rate paid to AAI by the Fund. Importantly, the proposal, if approved, will result in a reduction of the Fund’s total expenses in connection with AAI assuming sole responsibility for managing the Fund upon the sub-adviser’s resignation following approval of the proposal. The Trust’s Board of Trustees (the “Board of Trustees”) believes that changing the investment advisory fee rate to accommodate AAI assuming sole responsibility for managing the Fund, together with instituting a permanent reduction in Fund total expenses as compared to the status quo, is in the best interests of Shareholders. After consideration of the proposal, the Board of Trustees of the Fund has unanimously approved, subject to Shareholder approval, the proposal.

The Board of Trustees of the Fund recommends that you vote FOR the proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review them. Voting your shares early will help avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number on the proxy card and following the automated instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, EQ Fund Solutions (“EQFS”), may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting. If you have any questions about the proposals or the voting instructions, please call EQFS at (800) 431-9645.

Very truly yours,

/s/ Rick A. Pederson

Rick A. Pederson

Chairman of the Board of Trustees

ALPS ETF TRUST

RiverFront Strategic Income Fund

(the “Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2026 AT 12:00 P.M. EASTERN TIME

To the Shareholders of the Fund:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Fund, a series of ALPS ETF Trust, a Delaware statutory trust (the “Trust”), will be held as a virtual conference call meeting on Wednesday, April 29, 2026, at 12:00 p.m. Eastern Time. At the Meeting, Shareholders will be asked to vote on the following proposals:

1.	To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc., the Fund’s investment adviser, to increase the advisory fee rate paid to ALPS Advisors, Inc. by the Fund, which will lower the Fund’s aggregate advisory fee rate; and
2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The Board of Trustees recommends that you vote FOR each of the proposals.

If you owned shares of the Fund at the close of business on April 6, 2026 (the “Record Date”) you are entitled to vote at the Meeting and at any adjournment or postponement thereof. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust or by voting at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

We will be hosting the Meeting as a virtual conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on April 24, 2026 and provide your full name and address. You will then receive an email from EQ Fund Solutions, LLC (“EQFS”) containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to EQFS, the Fund’s tabulator. Proof of your proxy power may be submitted by forwarding an email from your intermediary or attaching an image of your legal proxy to attendameeting@equiniti.com. Requests for registration must be received no later than 12:00 p.m. Eastern Time on April 24, 2026. You will then receive an email from EQFS containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 29, 2026

By Order of the Board of Trustees of the Trust

Brendan Hamill

Secretary, ALPS ETF Trust

April 15, 2026

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

The Proposal seeks approval of an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc., the Fund’s investment adviser, to increase the advisory fee rate paid to ALPS Advisors, Inc. by the Fund in connection with the resignation of the Fund’s sub-adviser, which actions together will lower the Fund’s aggregate advisory fee rate.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. The Proposal seeks approval of an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and AAI, the Fund’s investment adviser, that increases the annual investment advisory fee rate for the Fund from 0.11% of the Fund’s daily average net assets to 0.45% of the Fund’s daily average net assets. The Fund currently pays a sub-advisory fee to RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) of 0.35% of the Fund’s daily average net assets, and the proposal you are being asked to approve will not be implemented until (i) Shareholder approval of the proposal and (ii) the Sub-Adviser’s resignation as sub-adviser from the Fund. Importantly, implementation of the proposal will result in total Fund expenses decreasing from 0.46% to 0.45% of the Fund’s daily average net assets. The Securities and Exchange Commission (“SEC”) and its staff take the view that a material amendment, such as a fee increase, to an existing investment advisory contract creates a new contract that must be approved by fund shareholders in accordance with Section 15 of the Investment Company Act of 1940, as amended.

Q. Who is asking for your vote?

A. The enclosed proxy is solicited by the Board of Trustees of ALPS ETF Trust for use at the Meeting to be held on April 29, 2026 and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous pages). The Notice of Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about April 15, 2026.

Q. How does the Board of Trustees recommend that Shareholders vote on the proposal?

A. The Board of Trustees recommends that you vote FOR the proposal to amend the Investment Advisory Agreement between the Trust, on behalf of the Fund, and AAI, the Fund’s investment adviser.

Q. Who is eligible to vote?

A. If you owned shares of the Fund as of the close of business on the Record Date, you are entitled to vote at the Meeting or, if it is adjourned, at any later sessions.

The number of shares of the Fund outstanding on the Record Date is shown in the Proxy Statement. Shareholders are entitled to one vote for each whole share of the Fund and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

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Q. Why is the Board proposing to increase the investment advisory fee rates for the Fund?

A. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”), the Fund’s current sub-adviser, has expressed to AAI its desire to resign as sub-adviser to the Fund. AAI determined that it is in the best interests of the Fund and its Shareholders for RiverFront to resign as sub-adviser to the Fund and for AAI to assume responsibility as sole adviser to the Fund.

Reflective of this new scope of responsibilities, the Adviser is proposing to amend the Investment Advisory Agreement between the Trust, on behalf of the Fund, and AAI (the “Current Advisory Agreement”), dated May 31, 2018, to increase the investment advisory fee rate paid to AAI by the Fund to a rate slightly below the aggregate fee rate currently paid to AAI under the Current Advisory Agreement and to RiverFront under the Investment Sub-Advisory Agreement between the Trust, on behalf of the Fund, and RiverFront (“Current Sub-Advisory Agreement”). The Fund currently pays AAI and RiverFront a combined 0.46% of the Fund’s daily average net assets. Upon a successful Shareholder vote to approve an amendment to the Current Advisory Agreement that increases the annual investment advisory fee rate for the Fund to 0.45%, RiverFront will resign as sub-adviser, causing Shareholders to pay less in aggregate fees upon implementation of the proposal.

On March 11, 2026, at a meeting called in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of the Trust, including the Independent Trustees, approved an amendment to the Current Advisory Agreement with an annual advisory fee payable to the Adviser of 0.45% of each of the Fund’s daily average net assets (the “Proposed Amended Advisory Agreement”), contingent upon termination of the Current Sub-Advisory Agreement, and resolved to submit and recommend such increase to the Fund’s Shareholders for approval and adoption. At the meeting, AAI informed the Board that the Proposed Amended Advisory Agreement would benefit the Fund by retaining AAI as the Fund’s investment adviser with appropriate compensation following RiverFront’s resignation as sub-adviser and by reducing the total Fund expenses currently borne by Shareholders. Please see “Rationale for Proposed Increase in Advisory Fee Rate” below for a detailed discussion of the Proposed Amended Advisory Agreement.

Q. Will the Fund pay for this proxy solicitation?

A. No, AAI will bear these costs.

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Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

●	By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
●	By Telephone:	Call the number printed on the enclosed proxy card(s);
●	By Internet:	Access the website address printed on the enclosed proxy card(s); or
●	At the Meeting:	Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposed Amended Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal. Please see “VOTING INFORMATION” for a more detailed discussion of broker non-votes.

Q. What will happen if the Proposal is approved by shareholders of the Fund?

A. If the Shareholders of the Fund approve the Proposed Amended Advisory Agreement for the Fund, the Proposed Amended Advisory Agreement with the amended fee schedule for the Fund will become effective on the day of the shareholder meeting and RiverFront will resign as sub-adviser effective immediately.

Q. What will happen if the Proposal is not approved by shareholders of the Fund?

A. If the Shareholders of the Fund do not approve the Proposal, the Proposed Amended Advisory Agreement will not take effect for the Fund, and the Board will consider other courses of action in the best interests of the Fund and its Shareholders.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of all matters.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

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Q. How can I obtain a copy of the Fund’s annual report?

A. If you would like to receive a copy of the latest annual report for the Fund, please call (866) 759-5679, write to the Trust at 1290 Broadway, Suite 1000, Denver, CO 80203, or visit the Fund’s website at www.alpsfunds.com. The report will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call (866) 759-5679.

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ALPS ETF TRUST

RiverFront Strategic Income Fund

(the “Fund”)

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of ALPS ETF Trust (the “Board” or the “Board of Trustees”), a Delaware statutory trust (the “Trust”), on behalf of the Fund, to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held as a virtual conference call meeting on Wednesday, April 29, 2026, at 12:00 p.m. Eastern Time and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

We will be hosting the Meeting as a virtual conference call. To participate in the Meeting by telephone, you must email attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on April 24, 2026 and provide your full name and address. You will then receive an email from EQ Fund Solutions LLC (“EQFS”) containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to EQFS, the Fund’s tabulator. Proof of your proxy power may be submitted by forwarding an email from your intermediary or attaching an image of your legal proxy to attendameeting@equiniti.com. Requests for registration must be received no later than 12:00 p.m. Eastern Time on April 24, 2026. You will then receive an email from EQFS containing the conference call dial-in information and instructions for participating in the Meeting.

The Board of Trustees has set the close of business on April 6, 2026 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in this Proxy Statement.

This Proxy Statement is first being sent to Shareholders on or about April 15, 2026.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and its affiliates or other representatives of the Trust may also solicit proxies by telephone, Internet, or in person. The expenses of the preparation, printing and mailing or delivery of this Proxy Statement, including legal and solicitation costs, will be borne by the Fund’s investment adviser, ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”). The Trust has engaged EQFS to assist in the proxy effort for the Fund. Under the terms of the engagement, EQFS will be providing a web site for the dissemination of these proxy materials and tabulation services.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON
WEDNESDAY, APRIL 29, 2026, AT 12:00 P.M. EASTERN TIME

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2025, AND THE PROXY MATERIALS, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203, BY CALLING THE TRUST AT (866) 759-5679, AND BY THE INTERNET AT WWW.ALPSFUNDS.COM. SHAREHOLDERS ARE ENCOURAGED TO REVIEW THESE MATERIALS BEFORE VOTING. REQUESTS FOR ANY COPIES OF THE PROXY MATERIALS SHOULD BE MADE BY NO LATER THAN APRIL 20, 2026 TO HELP ENSURE TIMELY DELIVERY.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, and if you give no instructions on the proxy card, then the shares represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Special Meeting of Shareholders and will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Meeting. Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

Shareholders entitled to cast at least thirty percent (30%) of the votes on the proposal shall constitute a quorum at the Meeting for the purposes of conducting business; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those shares present at the Meeting via telephone or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

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PROPOSAL 1: TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF
OF THE FUND, AND AAI, THE FUND’S ADVISER, TO INCREASE THE ADVISORY FEE RATE PAID TO AAI BY THE FUND, WHICH
WILL LOWER THE FUND’S AGGREGATE ADVISORY FEE RATE.

Introduction

On March 11, 2026, the Board of Trustees of the Trust approved the Proposed Amended Advisory Agreement that increases the annual rate for fees paid to AAI by the Fund from 0.11% of the Fund’s daily average net assets (pursuant to the Current Advisory Agreement) to 0.45% of the Fund’s daily average net assets. Except for the proposed change in fee structure discussed below, the terms and conditions of the Proposed Amended Advisory Agreement are the same as the terms and conditions of the Current Advisory Agreement. Such change in the Fund’s fee structure requires Shareholder approval. Importantly, the proposal, if approved by Shareholders, will result in a decrease in the Fund’s total expenses. The Board authorized the submission of the Proposed Amended Advisory Agreement to Shareholders of the Fund for their approval as described below.

Copies of the Current Advisory Agreement and the form of Proposed Amended Advisory Agreement are attached as Exhibit A and Exhibit B, respectively, to this Proxy Statement.

AAI as Investment Adviser of the Funds

AAI has served as the investment adviser of the Fund pursuant to the Current Advisory Agreement since the Fund’s inception on October 7, 2013. AAI is registered with the SEC as an investment adviser. As of December 31, 2025, AAI provided investment advice with respect to approximately $33.23 billion in assets. AAI’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Description of the Current Advisory Agreement

At meetings of the Board of Trustees of the Trust held on June 4, 2025 and June 18, 2025, the Board, including all of the Independent Trustees, approved the continuance of the Current Advisory Agreement for a one-year period from effectiveness. On May 31, 2018, the Current Advisory Agreement was approved by vote of Fund Shareholders in connection with a change of control of AAI.

The Current Advisory Agreement requires that AAI provide general management services to the Fund and assume overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the review and approval of the Board. AAI is responsible for setting the Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting to the Board concerning developments materially affecting the Fund.

Pursuant to the Current Advisory Agreement, AAI pays substantially all expenses of the Fund out of its compensation other than the sub-advisory fees payable directly by the Fund to the Sub-Adviser. The foregoing obligation does not apply to, and accordingly the Fund pays, brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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The Current Advisory Agreement: (i) may be terminated without the payment of a penalty by the Board, by a vote of a majority of the outstanding securities of the Fund or by AAI on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; (iii) generally, may not be amended without the approval of the Board, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

Description of the Current Advisory Fees

Pursuant to the Current Advisory Agreement, the Fund pays AAI an annual investment advisory fee for its services, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days), of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.11% of the Fund’s daily net assets during the month.

Separate from the Current Advisory Agreement, under the Current Sub-Advisory Agreement, the Fund pays RiverFront an annual investment sub-advisory fee for its services, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days), of the applicable sub-advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.35% of the Fund’s daily net assets during the month.

The following table summarizes the advisory fees paid by the Fund to AAI and sub-advisory fees paid to RiverFront for the fiscal year ended November 30, 2025.

Fund	Advisory Fees	Sub-Advisory Fees
RiverFront Strategic Income Fund	$96,929	$308,412

AAI is an affiliate of ALPS Fund Services, Inc., who serves as the Fund’s administrator, and ALPS Portfolio Solutions Distributor, Inc., who serves as distributor to the Fund.

Description of the Proposed Amended Advisory Agreement

Except for the proposed change in fee structure discussed below, the terms and conditions of the Proposed Amended Advisory Agreement are the same as the terms and conditions of the Current Advisory Agreement. It is anticipated that the same services will be provided by the Adviser under the Proposed Amended Advisory Agreement as are currently provided under the Current Advisory Agreement, together with AAI taking over day-to-day portfolio management responsibilities from RiverFront.

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The Current Advisory Agreement provides that the Fund pays the Adviser an investment advisory fee at the annual fee rate of 0.11% of the Fund’s daily net assets during the month. The Current Sub-Advisory Agreement provides that the Fund pays the Sub-Adviser an investment sub-advisory fee at the annual fee rate of 0.35% of the Fund’s daily net assets during the month. These advisory fee rates have been in effect since November 1, 2018 and have not been changed or modified since that time. At a meeting of the Board held on March 11, 2026, the Board, including all of the Independent Trustees, approved the Proposed Amended Advisory Agreement to increase the annual advisory fee rate payable to the Adviser by the Fund, contingent upon Shareholder approval of the proposal and the resignation of the Fund’s Sub-Adviser. Pursuant to the Proposed Amended Advisory Agreement, the Fund would pay AAI an annual investment advisory fee for its services, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days), of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.45% of the Fund’s daily net assets during the month. Implementation of the proposal would cause total Fund expenses to decrease from 0.46% to 0.45% of the Fund’s daily net assets.

The following table summarizes the advisory fees paid by the Fund to AAI and the amounts that would have been paid if the Proposed Amended Advisory Agreement had been in effect for the Fund’s fiscal year ended November 30, 2025.

Fund	Current Advisory Fees	Proposed Advisory Fees	Percentage Increase
RiverFront Strategic Income Fund	$96,929	$396,535	309%

The following table summarizes the sub-advisory fees paid by the Fund to RiverFront and the amounts that would have been paid if the Proposed Amended Advisory Agreement, together with RiverFront’s resignation as Sub-Adviser, had been in effect for the Fund’s fiscal year ended November 30, 2025.

Fund	Current Sub- Advisory Fees	Proposed Sub- Advisory Fees	Percentage Decrease
RiverFront Strategic Income Fund	$308,412	$0	100%

Comparison of Fees and Expenses

The following fees and expenses tables and examples provide a comparison of the Fund’s annual operating expenses based on total net assets for the fiscal year ended November 30, 2025 under the Current Advisory Agreement and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase under the Proposed Amended Advisory Agreement in conjunction with the resignation by RiverFront as sub-adviser to the Fund.

As discussed further under “Rationale for Proposed Increase in Advisory Fee Rate,” RiverFront has expressed to AAI its desire to resign as sub-adviser to the Fund. AAI determined that it is in the best interests of the Fund and its shareholders for RiverFront to resign as sub-adviser to the Fund and for AAI to assume responsibility as sole adviser to the Fund.

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Fees and Expenses – Current and Pro Forma as of March 17, 2026

RiverFront Strategic Income Fund

	Current	Pro Forma
Management Fees	0.46%[1]	0.45%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.46%	0.45%
[1]	The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Examples – Current and Pro Forma as of March 17, 2026

These examples are intended to help you compare the costs of investing in the Fund (based on the Fund’s current expenses and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase) with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RiverFront Strategic Income Fund

	Current				Pro Forma
Number of Years You Own Your Shares	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
RiverFront Strategic Income Fund shares	$47	$148	$258	$579	$46	$144	$252	$567
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BOARD CONSIDERATIONS IN APPROVING THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED ADVISORY AGREEMENT AMENDMENT

At its meetings held on June 4, 2025 and June 18, 2025, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Current Advisory Agreement between the Trust and AAI with respect to the Fund.

Approval of Current Advisory Agreement

In evaluating the renewal of the Current Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Current Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Current Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the Current Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. FUSE refers to “FUSE Research Network”, which provided an independent report of comparable funds for purposes of the stated comparison. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Current Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board, including the Independent Trustees, noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding sub-advisory fees) other than the payments under the Current Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

5

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the gross management fee rate for the Fund is lower than the median of its FUSE expense group and the Fund’s net expense ratio is lower than the median of its FUSE expense group.

In voting to renew the Current Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Current Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Approval of the Proposed Amended Advisory Agreement

The Board, including the Independent Trustees, met in person on March 11, 2026 to determine whether approving the Proposed Amended Advisory Agreement with a higher fee rate than in the Current Advisory Agreement was in the best interests of the Fund’s Shareholders. The Independent Trustees also met separately to consider the proposal. At the March 11, 2026 meeting and throughout the process of considering the proposal, the Board, including the Independent Trustees, was advised by counsel to the Independent Trustees and counsel to the Trust.

In their consideration of the Proposed Amended Advisory Agreement, the Independent Trustees, counsel to the Independent Trustees and counsel to the Trust requested certain materials from AAI, reviewed materials furnished by AAI and communicated with senior representatives of AAI regarding its personnel, operations and financial condition.

6

In connection with the Board’s recommendation that Shareholders approve the Proposed Amended Advisory Agreement, the Board considered the following factors discussed below, but without identifying any single factor as all-important or controlling:

(i)  the assurances from AAI that the manner in which the Fund’s assets are managed will not change if the Proposed Amended Advisory Agreement is approved and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;

(ii) AAI's capabilities in connection with managing the Fund's strategies, as outlined in a presentation from portfolio management;

(iii) the rationale (described below) for the proposed increase to the Fund’s annual advisory fee rate, in light of the Fund’s sub-adviser’s desire to resign as sub-adviser to the Fund;

(iv) The financial and non-financial arrangements between AAI and RiverFront in connection with RiverFront's resignation as Sub-Adviser of the Fund;

(v)  the material terms of the Proposed Amended Advisory Agreement are the same as the terms of the Fund’s Current Advisory Agreement but for the proposed new advisory fee rates payable to the Adviser by the Fund;

(vi)  after Shareholder approval of the proposal and RiverFront’s resignation as sub-adviser to the Fund, the aggregate fees paid by Shareholders under the Proposed Amended Advisory Agreement will be lower than the aggregate fees paid by Shareholders under the Current Advisory Agreement and Current Sub-Advisory Agreement;

(vii)  the favorable history, reputation, qualifications and background of AAI;

(viii)  the qualifications of AAI’s personnel who will provide advisory services to the Fund;

(ix)  AAI’s financial condition; and

(x)  the potential adverse effects on AAI, and indirectly, on the Fund, in the event the Proposed Amended Advisory Agreement is not approved.

Rationale for Proposed Increase in Advisory Fee Rate

RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”), the Fund’s current sub-adviser, has expressed to AAI its desire to resign as sub-adviser to the Fund. AAI determined that it is in the best interests of the Fund and its shareholders for RiverFront to resign as sub-adviser to the Fund and for AAI to assume responsibility as sole adviser to the Fund.

To account for the new scope of investment management responsibilities, effective upon the termination of the Current Sub-Advisory Agreement, the Adviser is proposing to amend the Current Advisory Agreement to increase the investment advisory fee rate paid to AAI by the Fund to a rate slightly below the aggregate fee rate currently paid to AAI under the Current Advisory Agreement and to RiverFront under the Current Sub-Advisory Agreement.

Shareholders currently bear a total expense ratio of 0.46%, which is comprised of 0.11% payable to AAI and 0.35% payable to RiverFront. Under the Proposed Amended Advisory Agreement, the advisory fee payable to AAI will increase from 0.11% to 0.45%, but the total expense ratio borne by Shareholders will be less than the aggregate fees payable under the Current Advisory Agreement and Current Sub-Advisory Agreement because the Fund will no longer pay RiverFront a 0.35% sub-advisory fee following termination of the Current Sub-Advisory Agreement, which will occur concurrent with the effectiveness of the Proposed Amended Advisory Agreement following Shareholder approval. The Fund’s total expense ratio will be reduced from 0.46% to 0.45%.

7

On March 11, 2026, at a meeting called in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board, including the Independent Trustees, approved a Proposed Amended Advisory Agreement with an annual advisory fee payable to the Adviser of 0.45% of the Fund’s daily average net assets and resolved to submit and recommend the Proposed Amended Advisory Agreement to the Fund’s shareholders for approval. At the meeting, AAI informed the Board that the Proposed Amended Advisory Agreement would benefit the Fund by retaining AAI as the Fund’s investment adviser with appropriate compensation following RiverFront’s resignation as sub-adviser and by reducing the total Fund expenses currently borne by Shareholders.

Board Consideration of the Proposed Amended Advisory Agreement

At its meeting held on March 11, 2026, the Board, including the Independent Trustees, evaluated a proposal to approve the Proposed Amended Advisory Agreement between the Trust and AAI with respect to the Fund.

In evaluating the Proposed Amended Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by AAI with respect to the Fund under the Proposed Amended Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services to be provided to the Fund by AAI and the profits to be realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by AAI under the Proposed Amended Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services to be provided under the Proposed Amended Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons to be responsible for the day-to-day management of the Fund.

The Board, including the Independent Trustees, reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Current Advisory Agreement was appropriate and that the quality of such services was satisfactory and relied on assurances from AAI that there would be no diminution in the nature, extent and quality of services provided to the Fund under the Proposed Amended Advisory Agreement.

8

The Board, including the Independent Trustees, noted that the proposed advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Proposed Amended Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, the Board, including the Independent Trustees, concluded that the proposed advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services to be provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the proposed advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and AAI’s assertion that it would not realize any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the proposed gross management fee rate for the Fund is lower than the median of its FUSE expense group and the Fund’s proposed net expense ratio is lower than the median of its FUSE expense group. In connection with its review of the Proposed Amended Advisory Agreement, the Board also reviewed the information previously considered during the most recent continuance of the Current Advisory Agreement at meetings held on June 4, 2025 and June 18, 2025.

In voting to approve the Proposed Amended Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Proposed Amended Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

9

In light of the considerations noted above, the Board, at its March 11, 2026 meeting, approved the Proposed Amended Advisory Agreement for the maximum period permissible under the 1940 Act. Based on its evaluation, the Board unanimously concluded that the proposed new advisory fees payable to AAI by the Fund under the Proposed Amended Advisory Agreement are reasonable, fair and in the best interests of the Fund and its Shareholders. The Board believes that the Proposed Amended Advisory Agreement will enable the Fund to continue to enjoy the high-quality investment management services it has received in the past, and, although the advisory fee rate will be higher than the current rate, the total aggregate advisory fee for the Fund will be lower than the corresponding current aggregate advisory fees for the Fund after RiverFront’s resignation, which the Board deems appropriate, reasonable and in the best interests of the Fund and its Shareholders. Based on its evaluation of the aforementioned considerations, the Board, including the Independent Trustees, unanimously voted to approve and to recommend to the Shareholders of the Fund that they approve the Proposed Amended Advisory Agreement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL.

VOTE REQUIRED

The presence in person or by proxy of at least thirty percent (30%) of the Fund’s shares that are entitled to vote constitutes a quorum.

Approval of the Proposed Amended Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

EFFECT IF PROPOSAL NOT APPROVED

If the proposal to approve the Proposed Amended Advisory Agreement is not approved, the Current Advisory Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Fund’s Independent Trustees and is not terminated by either AAI, the Board or the shareholders of the Fund.

If the shareholders of the Fund do not approve the Proposal, the Proposed Amended Advisory Agreement will not take effect for the Fund, and the Board will consider other courses of action in the best interests of the Fund and its shareholders.

INFORMATION ABOUT AAI

AAI has served as the investment adviser of the Fund pursuant to the Current Advisory Agreement since May 31, 2018, has served as the investment adviser to the Fund since its inception on October 7, 2013, and will continue to serve as the investment adviser of the Fund under the Proposed Amended Advisory Agreement. AAI is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2025, AAI provided investment advice with respect to approximately $33.23 billion in assets. AAI’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

10

Information regarding the principal executive officers and directors of the Adviser and their principal occupations for at least the past five years is set forth directly below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Laton Spahr	Mr. Spahr is the President of ALPS Advisors, and has served as portfolio manager of the ALPS Balanced Opportunity Fund since its inception in 2020, ALPS Active Equity Opportunity ETF since June 2023, and ALPS Asset Allocation Growth & Income since February 2025. Prior to his association with ALPS Advisors, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for OppenheimerFunds from 2013 to 2019. Mr. Spahr holds an MS from the University of Wisconsin.	President and Interested Trustee of ALPS ETF Trust
Richard Noyes	Senior Vice President and General Counsel of ALPS Advisers, Inc.	None
Matthew Sutula	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.	Chief Compliance Officer and Anti-Money Laundering Officer of ALPS ETF Trust
Eric Hewitt	Mr. Hewitt is the Director of Research of ALPS Advisors and has served as portfolio manager of the ALPS Balanced Opportunity Fund since its inception in 2020, ALPS Active Equity Opportunity ETF since June 2023, and ALPS Asset Allocation Growth & Income since February 2025. Prior to his association with ALPS Advisors, Mr. Hewitt was a Senior Portfolio Manager for OppenheimerFunds from 2013 to 2019 on the Value & Income Team. Mr. Hewitt holds an MBA in Finance from the University of Minnesota.	None
Alexander Hagmeyer	Director of Quantitative Research of ALPS Advisers, Inc.	None

*	The business address of each officer is c/o 1290 Broadway, Suite 1000, Denver, Colorado 80203.
11

AAI is 100% owned by ALPS Holdings, Inc., 1290 Broadway, Suite 1000, Denver, CO 20203, which is 100% owned by SS&C GIDS, Inc., 1055 Broadway, 7th Floor, Kansas City, MO 64105, which is 100% owned by SS&C Technologies, Inc., 80 Lamberton Rd, Windsor, CT 06095, which is 100% owned by SS&C Technologies Holdings, Inc., 80 Lamberton Rd, Windsor, CT 06095. Other than the Fund, AAI does not serve as investment adviser to any registered funds with a similar investment objective or strategy.

During the fiscal year ended November 30, 2025, no commissions were paid by the Fund to a broker affiliated with the Adviser or the Fund.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Transfer Agent and Distributor

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as administrator of the Fund, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as custodian and transfer agent for the Fund, and ALPS Portfolio Solutions Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203 serves as distributor of the Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in the Fund.

Name of Fund	# of Shares Outstanding
RiverFront Strategic Income Fund	2,925,000

Although the Fund does not have information concerning its beneficial ownership held in the names of DTC Participants, as of March 5, 2026, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

Name of Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
RiverFront Strategic Income Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	803,450	27.95%	Record
RiverFront Strategic Income Fund	State Street Bank and Trust Company John Adams Building 1776 Heritage Dr North Quincy, MA 02171	296,730	10.32%	Record
RiverFront Strategic Income Fund	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	243,394	8.47%	Record
RiverFront Strategic Income Fund	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	231,204	8.04%	Record
RiverFront Strategic Income Fund	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121	232,146	8.07%	Record
RiverFront Strategic Income Fund	Robert W. Baird & Co. 777 East Wisconsin Ave Milwaukee, WI 53202	249,237	8.67%	Record
RiverFront Strategic Income Fund	Wells Fargo Clearing Services 2801 Market Street 1st Fl St. Louis, MO 63103	167,579	5.83%	Record
RiverFront Strategic Income Fund	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	165,443	5.75%	Record

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

12

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities of any class issued by AAI, which is not publicly traded.

As of March 5, 2026, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of the Fund.

Other Information

Payment of Solicitation Expenses

The Fund’s investment adviser, AAI, will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations and will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders. AAI has engaged EQFS, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Fund, at an estimated cost of $20,334-$25,091, plus any out-of-pocket expenses. Such expenses will be paid by AAI and/or its affiliates. Among other things, EQFS will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. AAI or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund, including audited financial statements of the Fund for the fiscal year ended November 30, 2025, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual report can be obtained, without charge, by writing to the Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by calling the Trust at (866) 759-5679, and by the internet at www.alpsfunds.com.

13

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact the Trust by telephone at (866) 759-5679 or by mail, care of the Secretary of the Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

VOTING INFORMATION

Voting Rights

Only shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The Fund’s shareholders will vote separately on each proposal with respect to the Fund.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

14

Quorum; Adjournment

For the Fund, thirty percent (30%) of the shares outstanding on the Record Date and entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. The Meeting may be held for the Fund if a quorum is present. In the event a quorum is present at the Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the Chairman of the Meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of the Fund must approve the Proposed Amended Advisory Agreement for the Fund. Approval of the Proposal by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

If the shareholders of the Fund approve the Proposed Amended Advisory Agreement for the Fund, the Proposed Amended Advisory Agreement with the amended fee schedule for the Fund will become effective on the day of the Meeting. RiverFront’s resignation as sub-adviser to the Fund will be effective immediately upon shareholder approval of the proposal.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at (866) 759-5679.

15

EXHIBITS TO PROXY STATEMENT

EXHIBIT A: Current Advisory Agreement with ALPS Advisors, Inc.

EXHIBIT B: Form of Proposed Amendment to Current Advisory Agreement with ALPS Advisors, Inc.

EXHIBIT A

CURRENT ADVISORY AGREEMENT WITH ALPS ADVISORS, INC.

ALPS ETF TRUST

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of the date provided on Appendix A, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Fund(s)”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, as amended from time to time, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Declaration of Trust;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

A-1

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Compensation of the Adviser. The Investment Adviser shall be compensated pursuant to this Agreement as set forth in Appendix A.

5. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

A-2

6. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

7. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

8. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

9. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years with respect to each Fund and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as amended from time to time, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

A-3

10. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

11. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

12. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

A-4

13. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS INC.		ALPS ETF TRUST

By:	/s/ Edmund J. Burke	By:	/s/ Edmund J. Burke
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President
A-5

Appendix A

(as of May 31, 2018)

In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month as described in the table below. The obligation of the Fund(s) to pay the above-described fee to the Adviser will begin as of the date of the initial public sale of shares in the Fund(s).

The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. During the term of this Agreement, the Adviser shall pay substantially all expenses of the Fund(s) out of its compensation. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Annual Percentage of Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
Alerian MLP ETF	0.85%*	3/5/2018	5/31/2018	5/31/2018	5/31/2020
ALPS International Sector Dividend Dogs ETF	0.50%	3/5/2018	5/31/2018	5/31/2018	5/31/2020
RiverFront Strategic Income Fund	0.16%	3/5/2018	5/31/2018	5/31/2018	5/31/2020
Workplace Equality Portfolio	0.75%	3/5/2018	5/31/2018	5/31/2018	5/31/2020
ALPS Emerging Sector Dividend Dogs ETF	0.60%	3/5/2018	5/31/2018	5/31/2018	5/31/2020
RiverFront Dynamic Unconstrained Income ETF	0.51%**	3/5/2018	5/31/2018	5/31/2018	5/31/2020
RiverFront Dynamic Core Income ETF	0.51%**	3/5/2018	5/31/2018	5/31/2018	5/31/2020

A-6

Fund	Annual Percentage of Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
RiverFront Dynamic US Dividend Advantage ETF	0.52%***	3/5/2018	5/31/2018	5/31/2018	5/31/2020
RiverFront Dynamic US Flex-Cap ETF	0.52%***	3/5/2018	5/31/2018	5/31/2018	5/31/2020

*	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 75.5 basis points (0.755%) for average net assets greater than $15 billion up to and including $20 billion, and (iv) 71.5 basis points (0.715%) for average net assets greater than $20 billion.

**	With respect to each of the RiverFront Dynamic Unconstrained Income ETF and RiverFront Dynamic Core Income ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 51 basis points (0.51%) for average net assets up to $600 million, and (ii) 48 basis points (0.48%) for average net assets of $600 million and over.

***	With respect to each of the RiverFront Dynamic US Dividend Advantage ETF and RiverFront US Flex-Cap ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 52 basis points (0.52%) for average net assets up to $600 million, and (ii) 49 basis points (0.49%) for average net assets of $600 million and over.

A-7

Amendment No. 16 to Investment Advisory Agreement

This Amendment No. 16, dated March 11, 2026 (this “Amendment”), to the Investment Advisory Agreement dated May 31, 2018 (the “Agreement”), as amended, by and between ALPS ETF Trust, a Delaware statutory trust (the “Trust”) and ALPS Advisors, Inc. (the “Adviser”). Any items not herein defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Trust and the Adviser wish to amend the Agreement in certain respects as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Effective as of the date above, Appendix A of the Agreement is hereby deleted in its entirety and replaced with a new Appendix A attached hereto.

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

ALPS ETF TRUST	ALPS ADVISORS, INC.

/s/ Laton Spahr	/s/ Steve Leivent
Name: Laton Spahr	Name: Steve Leivent
Title: President	Title: Senior Vice President

A-8

Appendix A

(as of March 11, 2026)

In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month as described in the table below. The obligation of the Fund(s) to pay the above-described fee to the Adviser will begin as of the date of the initial public sale of shares in the Fund(s).

The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. During the term of this Agreement, the Adviser shall pay substantially all expenses of the Fund(s) out of its compensation. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Annual Percentage of Daily Net Assets
ALPS REIT Dividend Dogs ETF	0.35%
ALPS Equal Sector Weight ETF	0.37%
Alerian MLP ETF	0.85%*
ALPS Sector Dividend Dogs ETF	0.36%
Barron’s 400SM ETF	0.65%**
ALPS International Sector Dividend Dogs ETF	0.50%
RiverFront Strategic Income Fund	0.11%
Alerian Energy Infrastructure ETF	0.35%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS Medical Breakthroughs ETF	0.50%
ALPS Dynamic Core Income ETF	0.51%***
ALPS Dynamic US Dividend Advantage ETF	0.52%****

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Fund	Annual Percentage of Daily Net Assets
ALPS Active Equity Opportunity ETF	0.48%
ALPS Disruptive Technologies ETF	0.50%
ALPS Clean Energy ETF	0.55%
ALPS Active REIT ETF	0.68%
ALPS | BBH Intermediate Municipal Bond ETF	0.44%
ALPS | O’Shares U.S. Quality Dividend ETF	0.48%*****
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	0.48%*****
ALPS | O’Shares Global Internet Giants ETF	0.48%
ALPS | O’Shares International Developed Quality Dividend ETF	0.48%
ALPS Level Four Large Cap Growth Active ETF	0.50%
ALPS | Smith Core Plus Bond ETF	0.59%
ALPS Electrification Infrastructure ETF	0.50%
ALPS Nautilus Small Modular Reactor AI Economy ETF	0.65%

*	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $7 billion, (ii) 82.5 basis points (0.825%) for average net assets greater than $7 billion up to and including $8.5 billion, (iii) 80 basis points (0.80%) for average net assets greater than $8.5 billion up to and including $10.5 billion, (iv) 75 basis points (0.75%) for average net assets greater than $10.5 billion up to and including $12.5 billion, (v) 70 basis points (0.70%) for average net assets greater than $12.5 billion up to and including $14.5 billion, (vi) 65 basis points (0.65%) for average net assets greater than $14.5 billion up to and including $16.5 billion, (vii) 60 basis points (0.60%) for average net assets greater than $16.5 billion up to and including $18.5 billion, (viii) 55 basis points (0.55%) for average net assets greater than $18.5 billion up to and including $20.5 billion, (ix) 50 basis points (0.50%) for average net assets greater than $20.5 billion up to and including $22.5 billion, (x) 45 basis points (0.45%) for average net assets greater than $22.5 billion up to and including $25.0 billion, and (xi) 40 basis points (0.40% for average net assets greater than $25 billion.

**	From the 65bps advisory fee reference above, ALPS Advisors will receive the greater of an annual fee of:

(1) $130,000 per Fund during the first year of the Fund’s operations and $150,000 beginning in year two of the Fund’s operations

Or

(2) 10bps of the first $1billion of the Fund’s assets; 7bps on the Fund’s assets between $1 billion and $2.5 billion; and 5bps on the Fund’s assets in excess of $2.5 billion

***	With respect to the ALPS Dynamic Core Income ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 51 basis points (0.51%) for average net assets up to $600 million, and (ii) 48 basis points (0.48%) for average net assets of $600 million and over.
A-10

****	With respect to each of the ALPS Dynamic US Dividend Advantage ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 52 basis points (0.52%) for average net assets up to $600 million, and (ii) 49 basis points (0.49%) for average net assets of $600 million and over.

*****	With respect to each of the ALPS | O’Shares U.S. Quality Dividend ETF and ALPS | O’Shares U.S. Small- Cap Quality Dividend ETF, the advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 48 bps (0.48%) on average net assets up to and including $2 billion, (ii) 44 basis points (0.44%) on average net assets greater than $2 billion up to and including $3 billion, (iii) 40 basis points (0.40%) on average net assets greater than $3 billion up to and including $4 billion, (vi) 36 basis points (0.36%) on average net assets greater than $4 billion up to and including $5 billion; and (v) 32 basis points (0.32%) on average net assets greater than $5 billion.
A-11

EXHIBIT B

FORM OF PROPOSED AMENDMENT TO CURRENT ADVISORY AGREEMENT

WITH ALPS ADVISORS, INC.

ALPS ETF TRUST

Amendment No. 17 to Investment Advisory

Agreement

This Amendment No. 17, dated _______________, 2026 (this “Amendment”), to the Investment Advisory Agreement dated May 31, 2018 (the “Agreement”), as amended, by and between ALPS ETF Trust, a Delaware statutory trust (the “Trust”) and ALPS Advisors, Inc. (the “Adviser”). Any items not herein defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Trust and the Adviser wish to amend the Agreement in certain respects as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Effective as of the date above, Appendix A of the Agreement is hereby deleted in its entirety and replaced with a new Appendix A attached hereto.

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

ALPS ETF TRUST	ALPS ADVISORS, INC.

Name:	Name:
Title:	Title:

Appendix A

(as of ____________, 2026)

In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month as described in the table below. The obligation of the Fund(s) to pay the above-described fee to the Adviser will begin as of the date of the initial public sale of shares in the Fund(s).

The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. During the term of this Agreement, the Adviser shall pay substantially all expenses of the Fund(s) out of its compensation. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Annual Percentage of Daily Net Assets
ALPS REIT Dividend Dogs ETF	0.35%
ALPS Equal Sector Weight ETF	0.19%
Alerian MLP ETF	0.85%*
ALPS Sector Dividend Dogs ETF	0.36%
Barron’s 400SM ETF	0.65%**
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Strategic Income Fund	0.45%
Alerian Energy Infrastructure ETF	0.35%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS Medical Breakthroughs ETF	0.50%
ALPS Dynamic Core Income ETF	0.51%***
ALPS Dynamic US Dividend Advantage ETF	0.52%****

ALPS Active Equity Opportunity ETF	0.48%
ALPS Disruptive Technologies ETF	0.50%
ALPS Clean Energy ETF	0.55%
ALPS Active REIT ETF	0.68%
ALPS | BBH Intermediate Municipal Bond ETF	0.44%
ALPS | O’Shares U.S. Quality Dividend ETF	0.48%*****
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	0.48%*****
ALPS | O’Shares Global Internet Giants ETF	0.48%
ALPS | O’Shares International Developed Quality Dividend ETF	0.48%
ALPS Level Four Large Cap Growth Active ETF	0.50%
ALPS | Smith Core Plus Bond ETF	0.59%
ALPS Electrification Infrastructure ETF	0.50%
ALPS Nautilus SMR, Nuclear & Technology ETF	0.65%

*	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $7 billion, (ii) 82.5 basis points (0.825%) for average net assets greater than $7 billion up to and including $8.5 billion, (iii) 80 basis points (0.80%) for average net assets greater than $8.5 billion up to and including $10.5 billion, (iv) 75 basis points (0.75%) for average net assets greater than $10.5 billion up to and including $12.5 billion, (v) 70 basis points (0.70%) for average net assets greater than $12.5 billion up to and including $14.5 billion, (vi) 65 basis points (0.65%) for average net assets greater than $14.5 billion up to and including $16.5 billion, (vii) 60 basis points (0.60%) for average net assets greater than $16.5 billion up to and including $18.5 billion, (viii) 55 basis points (0.55%) for average net assets greater than $18.5 billion up to and including $20.5 billion, (ix) 50 basis points (0.50%) for average net assets greater than $20.5 billion up to and including $22.5 billion, (x) 45 basis points (0.45%) for average net assets greater than $22.5 billion up to and including $25.0 billion, and (xi) 40 basis points (0.40% for average net assets greater than $25 billion.

**	From the 65bps advisory fee reference above, ALPS Advisors will receive the greater of an annual fee of:

(3) $130,000 per Fund during the first year of the Fund’s operations and $150,000 beginning in year two of the Fund’s operations

Or

(4) 10bps of the first $1billion of the Fund’s assets; 7bps on the Fund’s assets between $1 billion and $2.5 billion; and 5bps on the Fund’s assets in excess of $2.5 billion

***	With respect to the ALPS Dynamic Core Income ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 51 basis points (0.51%) for average net assets up to $600 million, and (ii) 48 basis points (0.48%) for average net assets of $600 million and over.

****	With respect to each of the ALPS Dynamic US Dividend Advantage ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 52 basis points (0.52%) for average net assets up to $600 million, and (ii) 49 basis points (0.49%) for average net assets of $600 million and over.

*****	With respect to each of the ALPS | O’Shares U.S. Quality Dividend ETF and ALPS | O’Shares U.S. Small- Cap Quality Dividend ETF, the advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 48 bps (0.48%) on average net assets up to and including $2 billion, (ii) 44 basis points (0.44%) on average net assets greater than $2 billion up to and including $3 billion, (iii) 40 basis points (0.40%) on average net assets greater than $3 billion up to and including $4 billion, (vi) 36 basis points (0.36%) on average net assets greater than $4 billion up to and including $5 billion; and (v) 32 basis points (0.32%) on average net assets greater than $5 billion.

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE

***VOTER PROFILE*:**

Voter ID: Security ID:

Shares to Vote: Household ID:

***VOTE REGISTERED TO*:**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 431-9645 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

The undersigned hereby appoints Brendan Hamill and Erich Rettinger, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned of all RiverFront Strategic Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund on Wednesday, April 29, 2026, at 12:00 p.m. Eastern Time, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The Meeting will be conducted as a virtual conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on April 24, 2026 and provide your full name and address. You will then receive an email from EQ Fund Solutions, LLC ("EQFS") containing the conference call dial-in information and instructions for participating in the Meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 29, 2026. The proxy material for the Meeting is available at: *https://vote.proxyonline.com/alpsetf/docs/2026specialmtg.pdf*

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 431-9645 toll free. Representatives are available to assist you Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.